Page 1 of 5 Exelon Corporation 2020 Long-Term Incentive Plan Non-Employee Directors’ Restricted Stock Unit Award Notice [Name of Participant] Award Number: [●] You have been granted a restricted stock unit award with respect to shares of Common Stock, without par value, of Exelon Corporation, a Pennsylvania corporation (the “Company”), pursuant to the terms and conditions of the Exelon Corporation 2020 Long- Term Incentive Plan, as amended (the “Plan”), the Non-Employee Directors’ Restricted Stock Unit Program (the “Program”), and the Non-Employee Directors’ Restricted Stock Unit Award Agreement (together with this Award Notice, the “Agreement”). The Restricted Stock Unit Award Agreement is attached, and the Plan and Program have been made available to you. Capitalized terms not defined herein shall have the meanings specified in the Plan, the Program, or the Agreement. Number of Shares Subject to Award (based on the dollar value of your target award divided by the closing price of one share of Common Stock on the Grant Date): [●] shares, subject to adjustment as set forth in the Agreement and the Plan. Grant Date: [●], 2026 Vesting Schedule: This Award shall fully vest on the first anniversary of the Grant Date, subject to your continuous service as a director of the Company through the earlier of (i) the last day immediately preceding the first annual shareholder’s meeting occurring after the grant date or (ii) the first anniversary of the grant date (the “Vesting Date”). Accepted By: Name: [_____________________] Date:[_____________________]

Page 2 of 5 Exelon Corporation 2020 Long-Term Incentive Plan Non-Employee Directors’ Restricted Stock Unit Award Agreement Exelon Corporation, a Pennsylvania corporation (the “Company”), hereby grants to the individual (the “Participant”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the provisions of the Exelon Corporation 2020 Long-Term Incentive Plan, as amended (the “Plan”) and the Non-Employee Directors’ Restricted Stock Unit Program (the “Program”), a restricted stock unit award (the “Award”) with respect to the number of shares of the Company’s Common Stock, without par value (“Stock”), set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Plan, the Program, and this agreement (the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan or Program. Award Subject to Acceptance of Agreement. The Award shall be subject to the terms of this Agreement and shall be deemed to be accepted by the Participant unless the Participant declines the Award in writing within 90 days after the Grant Date. Rights as a Stockholder. The Participant shall not be entitled to any privileges of ownership with respect to the shares of Stock subject to the Award unless and until, and only to the extent, such shares become vested pursuant to Section 3 hereof and issued pursuant to Section 4 hereof, and the Participant becomes a stockholder of record with respect to such shares. As of each date on which the Company pays a regular cash dividend to record owners of shares of Common Stock (each, a “Dividend Payment Date”), the number of shares of Common Stock that are subject to the Award shall be increased by (i) the product of the total number of shares of Common Stock that are subject to the Award immediately prior to the record date for such Dividend Payment Date, but that have not been issued pursuant to Section 4 as of such record date, multiplied by the dollar amount of the cash dividend paid per share of Common Stock, divided by (ii) the Fair Market Value of a share of Common Stock on such Dividend Payment Date. Such additional Restricted Stock Units shall be subject to all of the terms and conditions of the Award, including the vesting conditions set forth in the Award Notice. Restriction Period and Vesting. Service-Based Vesting Condition. Except as otherwise provided in this Section 3, the Award shall vest in accordance with the vesting schedule set forth in the Award Notice. The period of time prior to the full vesting of the Award shall be referred to herein as the “Restriction Period.” Termination of Service. (a) Termination of Service Due to Death or Disability. In the event the Participant dies or becomes Disabled prior to the Vesting Date, any unvested Award shall immediately vest and, if not deferred in accordance with Section 6 of the Program, be deposited into a brokerage account or, if deferred, distributed in accordance with the Participant’s deferral elections.

Page 3 of 5 (b) Termination of Service for Any Other Reason. If the Participant Separates from Service prior to the Vesting Date, and does not die or become Disabled, any unvested Award shall be forfeited. (c) Change in Control and Other Adjustments. In the event of any equity restructuring, change in corporate capitalization, corporate transaction or change in control, the number of Units credited to the Participant’s Account shall be appropriately adjusted by the Committee as set forth in Sections 6.7 and 6.8 of the Plan and Section 5.4 of the Program. Issuance or Delivery of Shares. If not deferred, the Units subject to the vested Award, including any Units credited to the Participant’s account as Dividend Equivalents earned on such Award, shall be deposited to a brokerage account established by the Participant, within 60 days after the vesting of the Award. Such issuance or delivery shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance or delivery, except as otherwise provided in Section 7. Prior to the issuance to the Participant of the shares of Stock subject to the Award, the Participant shall have no direct or secured claim in any specific assets of the Company or in such shares of Stock and will have the status of a general unsecured creditor of the Company. Deferral of Award. The Participant may make an election to defer the issuance of the RSUs in accordance with Section 6 of the Program. If the Participant elects to defer in accordance with Section 6 of the Program, payment of the deferred vested RSUs (and dividend equivalents) will be made in accordance with the terms of the deferral election and Section 7 of the Program. Transfer Restrictions and Investment Representation. Nontransferability of Award. The Award may not be transferred by the Participant other than by will or the laws of descent and distribution. Except to the extent permitted by the foregoing sentence, the Award may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Award, the Award and all rights hereunder shall immediately become null and void. Investment Representation. The Participant hereby covenants that (a) any sale of any share of Stock acquired upon the vesting of the Award shall be made either pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws and (b) the Participant shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

Page 4 of 5 Additional Terms and Conditions of Award. Agreement Subject to the Plan and Program. This Agreement is subject to the provisions of the Plan and the Program and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan or Program conflict, the Plan or Program shall control. The Participant hereby acknowledges receipt of a copy of the Plan and Program. Withholding Taxes. To the extent required by applicable law, the Company or any affiliate shall be authorized to withhold from any award, deferral, or distribution under this Plan the amount of taxes required to be withheld and to take such other action as may be necessary or appropriate in the discretion of the Company or any affiliate to satisfy withholding obligations. Notwithstanding the foregoing, the Company will not withhold taxes unless required by law, provided, however, that the Company may, in its sole discretion, if requested by the Participant, withhold shares sufficient to cover tax liability incurred by the City of Philadelphia’s wage tax provisions. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares of Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares hereunder, the shares of Stock subject to the Award shall not be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action. Award Confers No Rights to Continued Service. In no event shall the granting of the Award or its acceptance by the Participant, or any provision of the Agreement, the Program, or the Plan, give or be deemed to give the Participant any right to continued service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the service of any person at any time. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Participant, acquire any rights hereunder in accordance with this Agreement or the Plan. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Exelon Corporation, 10 South Dearborn Street, Chicago, IL 60603, Attn: Vice President, Total Rewards, and if to the Participant, to the last known mailing address of the Participant contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by electronic mail with confirmation of receipt, (c) by mailing in the United States mail or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of electronic mail transmission or upon receipt by the party entitled

Page 5 of 5 thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company. Governing Law. This Agreement shall be construed in accordance with, and governed by, the law of the Commonwealth of Pennsylvania to the extent not preempted by applicable federal law. Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by both parties. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Amendment and Waiver. This Agreement may be amended at any time by the Committee or the Board (or their respective delegates) and the Secretary of the Company may amend the Agreement to comply with applicable law, to make administrative changes or to carry out directives of the Board or the Committee; provided that an amendment that would adversely affect the Participant’s rights under this Agreement shall be subject to the written consent of the Participant. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. Compliance With Section 409A of the Code. This Award is intended to be exempt from or comply with Section 409A of the Code and shall be interpreted and construed accordingly. To the extent this Agreement provides for the Award to become vested and be settled upon the Participant’s Separation from Service, the applicable shares of Stock shall be transferred to the Participant or his or her beneficiary upon the Participant’s “separation from service,” within the meaning of Section 409A of the Code; provided that if the Participant is a “specified employee,” within the meaning of Section 409A of the Code, then to the extent the Award constitutes nonqualified deferred compensation, within the meaning of Section 409A of the Code, such shares of Stock shall be transferred to the Participant or his or her beneficiary upon the earlier to occur of (i) the six-month anniversary of such separation from service and (ii) the date of the Participant’s death. Resale Restrictions and Recoupment. All Awards shall be subject to the Company’s applicable resale restrictions, if any. In addition, the Award and any distributions issued pursuant to the Award Agreement shall be subject to any applicable recoupment policy adopted by the Board, and any applicable stock exchange listing standards or rules and regulations under the Dodd Frank Wall Street Reform and Consumer Protection Act, or as otherwise required by law or regulation.